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                            DEANINVESTMENTASSOCIATES
                              DEAN FAMILY OF FUNDS




                              LARGE CAP VALUE FUND

                              SMALL CAP VALUE FUND

                                  BALANCED FUND

                            INTERNATIONAL VALUE FUND





                                   Prospectus
                                  July 31, 2002















These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                     PROSPECTUS
                                                                  July 31, 2002

                              DEAN FAMILY OF FUNDS
                              2480 Kettering Tower
                               Dayton, Ohio 45423

The Dean Family of Funds (the "Trust") currently offers four separate series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (individually a "Fund" and collectively the "Funds").

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

                             TABLE OF CONTENTS
                                                                           PAGE

Risk/Return Summary...........................................................3
Expense Information  .........................................................10
Investment Objectives, Principal Investment Strategies
  and Related Risks ..........................................................12
Buying Fund Shares  ..........................................................18
Distribution Plans............................................................24
Redeeming Your Shares ........................................................25
Exchange Privilege  ..........................................................26
Dividends and Distributions ..................................................28
Taxes  .......................................................................28
Operation of the Funds .......................................................29
Calculation of Share Price and Public Offering Price..........................30
Financial Highlights..........................................................32
Privacy Policy................................................................41

For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . . 888-899-8343
-----------------------------------------------------------------
dean/prospect.doc

RISK/RETURN SUMMARY

What are the Funds' investment objectives?

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

What are the Funds' principal investment strategies?

Dean Investment Associates uses a disciplined, prudent "value" approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities that are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety. Great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

Large Cap Value Fund

The Large Cap Value Fund invests primarily in the common stocks of large companies, specifically companies that have a market capitalization of greater than $5 billion at the time of investment.

Normally, the Fund will invest at least 80% of its assets in common stocks or securities convertible into common stocks of large companies.

Small Cap Value Fund

The Small Cap Value Fund invests primarily in the common stocks of small companies, those companies with a market capitalization of $2 billion or less at the time of investment.

Normally, the Fund will invest at least 80% of its assets in common stocks or securities convertible into common stocks of small companies. However, the Fund may invest a portion of its assets in common stocks of larger companies.

The Balanced Fund

The Balanced Fund attempts to achieve growth of capital through its investments in equity securities. The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments.

The asset mix of the Fund will normally range between 40-75% in common stocks and securities convertible into common stocks, and 25-60% in preferred stocks, bonds and money market instruments.

International Value Fund

The International Value Fund invests primarily in the common stocks of foreign companies. Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia.

Normally, the Fund will invest at least 65% of its total assets in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies.

What are the principal risks of investing in the Funds?

Equity and fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates and Newton Capital Management Ltd. ("Newton"), the sub-advisor of the International Value Fund. Fixed-income securities and equities to a lesser extent are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all fixed-income securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, there is a risk that you may lose money by investing in the Funds.

Preferred stocks, bonds and fixed-income securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Small Cap Value Fund will typically invest a substantial portion of its assets in small companies, which may be less liquid and more volatile than investments in larger companies.

Because the Balanced Fund intends to allocate its assets among equity securities, fixed-income securities and money market instruments, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. The degree of risks of investing in the Balanced Fund depends upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities, fixed-income securities and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully.

An  investment  in the Funds is not a deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

Performance Summary

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds.

The bar charts show each Fund's annual total returns for each full calendar year since inception. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown.

The accompanying tables show each Fund's average annual total return for calendar year 2001 and since its inception and compares those returns with the performance of a broad-based securities market index.

How the Funds have performed in the past, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

Large Cap Value Fund - Class A Shares

Total Return for the Calendar Year Ended December 31, 2001
1998 - 1.40%; 1999 - (2.43%); 2000 - 8.16%; 2001 - 10.86%

During the period shown in the bar chart, the highest return for a quarter was 17.98% during the quarter ended December 31, 2001 and the lowest return for a quarter was -18.70% during the quarter ended September 30, 2001.

The calendar year-to-date return for the Fund's Class A shares through June 30, 2002 is -26.14%.

Small Cap Value Fund - Class A Shares

Total Return for the Calendar Year Ended December 31, 2001
1998 - (5.02%); 1999 - (12.39%); 2000 - 16.19%; 2001 - 20.23%

During the period shown in the bar chart, the highest return for a quarter was 18.88% during the quarter ended December 31, 2001 and the lowest return for a quarter was -17.72% during the quarter ended September 30, 1998.

The calendar year-to-date return for the Fund's Class A shares through June 30, 2002 is 7.26%.

Balanced Fund - Class A Shares

Total Return for the Calendar Year Ended December 31, 2001
1998 - 6.19%; 1999 - (5.70%); 2000 - 9.69%; 2001 - 5.94%

During the period shown in the bar chart, the highest return for a quarter was 12.32% during the quarter ended December 31, 2001 and the lowest return for a quarter was -11.76% during the quarter ended September 30, 2001.

The calendar year-to-date return for the Fund's Class A shares through June 30, 2002 is -20.31%.

International Value Fund - Class A Shares

Total Return for the Calendar Year Ended December 31, 2001
1998 - 20.28%; 1999 - 59.78%; 2000 - (17.54%); 2001 - (20.12%)

During the period shown in the bar chart, the highest return for a quarter was 43.27% during the quarter ended December 31, 1999 and the lowest return for a quarter was -14.49% during the quarter ended September 30, 2001.

The calendar year-to-date return for the Fund's Class A shares through June 30, 2002 is -1.11%.

Average Annual Total Returns for
Periods Ended December 31, 2001

                                                                    Since
                                                     One Year       Inception      Inception Date

Large Cap Value Fund - Class A
         Return Before Taxes                         5.06%           5.05%          May 28, 1997
         Return After Taxes on Distributions         2.33%           4.07%
         Return After Taxes on Distributions
                  And Sale of Fund Shares            4.52%           3.76%
Russell 1000 Index(1)                              -12.45%           8.41%
Russell 1000 Value Index(1)                         -5.59%           9.44%

Large Cap Value Fund - Class C
         Return Before Taxes                         8.76%           3.51%          August 19, 1997
         Return After Taxes on Distributions         6.72%           2.64%
         Return After Taxes on Distributions
                  And Sale of Fund Shares            6.89%           2.57%
Russell 1000 Index(1)                              -12.45%           6.50%
Russell 1000 Value Index(1)                         -5.59%           7.41%

Small Cap Value Fund - Class A
         Return Before Taxes                        13.96%           6.24%          May 28, 1997
         Return After Taxes on Distributions        13.67%           5.13%
         Return After Taxes on Distributions
                  And Sale of Fund Shares            8.47%           4.51%
Russell 2000 Index(2)                                2.49%           7.10%
Russell 2000 Value Index(2)                         14.02%          10.30%

Small Cap Value Fund - Class C
         Return Before Taxes                        18.51%           4.96%          August 1, 1997
         Return After Taxes on Distributions        19.21%           3.83%
         Return After Taxes on Distributions
                  And Sale of Fund Shares           11.25%           3.45%
Russell 2000 Index(2)                                2.49%           5.12%
Russell 2000 Value Index(2)                         14.02%           8.31%

Balanced Fund - Class A
         Return Before Taxes                         0.41%           4.19%          May 28, 1997
         Return After Taxes on Distributions        -1.26%           2.88%
         Return After Taxes on Distributions
                  And Sale of Fund Shares            0.83%           2.83%
Russell 1000 Index(1)                              -12.45%           8.41%
Lehman Brothers Intermediate
Government/Corporate Bond Index(3)                   8.94%           7.29%

Balanced Fund - Class C
         Return Before Taxes                         3.95%           2.91%          August 1,1997
         Return After Taxes on Distributions         3.34%           1.65%
         Return After Taxes on Distributions
                  And Sale of Fund Shares            3.06%           1.89%
Russell 1000 Index(1)                              -12.45%           5.97%
Lehman Brothers Intermediate
Government/Corporate Bond Index(3)                   8.94%           6.89%

International Value Fund - Class A
         Return Before Taxes                       -24.34%           5.03%          October 13, 1997
         Return After Taxes on Distributions       -24.36%           2.20%
         Return After Taxes on Distributions
                  And Sale of Fund Shares          -14.82%           3.12%
Morgan Stanley Europe, Australia                   -22.61%          -2.53%
and Far East Index(4)

International Value Fund - Class C
         Return Before Taxes                       -20.23%           6.23%          November 6, 1997
         Return After Taxes on Distributions       -19.42%           3.39%
         Return After Taxes on Distributions
                  And Sale of Fund Shares          -12.32%           4.10%
Morgan Stanley Europe, Australia                   -22.61%          -0.95%
and Far East Index(4)

(1)The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by total market capitalization representing approximately 98% of the U.S. publicly-traded equity market.) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect deductions for fees, expenses or taxes.

(2)The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect deductions for fees, expenses or taxes.

(3)The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of intermediate term bonds. The index does not reflect deductions for fees, expenses or taxes.

(4)The Morgan Stanley Europe, Australia and Far East Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East. The index does not reflect deductions for fees, expenses or taxes.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

EXPENSE INFORMATION

This table describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                               Class A       Class C
                                                               Shares        Shares
                                                               -------       -------

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                             5.25%         None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price at the time of purchase)     None*         1.00%
Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends                                       None          None
Exchange Fee                                                    None          None
Redemption Fee                                                  None**        None**

* There is no front-end sales load on purchases of $500,000 or more of Fund shares or on purchases of Fund shares by a qualified retirement plan with more than 100 participants, but the Funds may impose a contingent deferred sales load of up to 1.00% when these shares are redeemed within 12 months of purchase and the Underwriter has paid a commission to a participating unaffiliated dealer. **A wire transfer fee is charged in the case of redemptions made by wire.

Annual Fund Operating Expenses as of March 31, 2002 (expenses that are deducted from fund assets)

                                                   LARGE CAP                            SMALL CAP
                                                   VALUE FUND                           VALUE FUND
                                                   ----------                           ----------
                                             Class A          Class C            Class A             Class C
                                             Shares           Shares             Shares              Shares
                                             -------          -------            -------             -------

Management Fees                              1.00%             1.00%               1.00%               1.00%
Distribution (12b-1) Fees(A)                 0.00%             0.00%               0.00%               0.00%
Other Expenses                               0.91%             2.03%               0.84%               2.69%
                                             ----              ----                ----                ----
Total Annual Fund                            1.91%             3.03%               1.84%               3.69%
                                             ====              ====                ====                ====
 Operating Expenses
Fee Waiver and Expense                       0.06%             0.43%               0.00%               1.09%
                                             ----              ----                ----                ----
 Reimbursement(B)
Net Expenses(B)                              1.85%             2.60%               1.84%               2.60%
                                             ====              ====                ====                ====








                                                                                             INTERNATIONAL
                                                          BALANCED FUND                        VALUE FUND
                                                          -------------                        ----------
                                                     Class A           Class C          Class A           Class C
                                                     Shares            Shares           Shares            Shares
                                                     -------           -------          -------           --------

Management Fees                                     1.00%               1.00%              1.25%             1.25%
Distribution (12b-1) Fees (A)                       0.00%               0.00%              0.00%             0.00%
Other Expenses                                      1.01%               3.01%              1.48%             2.91%
                                                    ----                ----               ----              ----
Total Annual Fund                                   2.01%               4.01%              2.73%             4.16%
                                                    ====                ====               ====              ====
 Operating Expenses
Fee Waiver and Expense                              0.16%               1.41%              0.63%             1.31%
                                                   -----               -----               ----              ----
 Reimbursement(B)
Net Expenses(B)                                     1.85%               2.60%              2.10%             2.85%
                                                    ====                ====               ====              ====

(A) Each Fund may incur distribution (12b-1) fees of up to .25% per year of its average daily net assets allocable to Class A shares and up to 1.00% per year of its average daily net assets allocable to Class C shares.

(B) Pursuant to a written contract, Dean Investment Associates has agreed to waive a portion of its advisory fee and/or reimburse certain expenses of each Fund in order to limit "Total Annual Fund Operating Expenses" to 1.85% for Class A shares and 2.60% for Class C shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 2.10% for Class A shares and 2.85% for Class C shares of the International Value Fund. Dean Investment Associates has agreed to maintain these expense limitations through March 31, 2003.

Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The cost for 1 year is based on the "Net Expenses" described in the table, which reflect fee waivers for the Funds during the fiscal year ended March 31, 2002. The cost for 3, 5 and 10 years is based on the Total Annual Fund Operating Expenses described in the table, which do not reflect any fee waivers.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           Large Cap         Small Cap        Balanced          International
           Value Fund        Value Fund       Fund              Value Fund
           ----------        ----------       ---------         -------------

           Class A  Class C  Class A  Class C Class A  Class C  Class A  Class C
           Shares   Shares   Shares   Shares  Shares   Shares   Shares   Shares

1  Year     $709     $373     $708    $373     $709     $373      $734    $399
3  Years    $1,094   $838     $1,091  $838     $1,094   $838      $1,169  $916
5  Years    $1,503   $1,428   $1,498  $1,428   $1,503   $1,428    $1,630  $1,558
10 Years    $2,641   $3,026   $2,630  $3,026   $2,641   $3,026    $2,898  $3,278




INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Large Cap Value Fund and Small Cap Value Fund

Investment Objectives

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

Principal Investment Techniques and Strategies

Known primarily for its balanced approach to managing money, Dean Investment Associates strives to generate superior risk-adjusted returns over full market cycles. Dean Investment Associates has over 25 years experience in managing equities via the "value" approach. The "value" approach is a disciplined, prudent approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities that are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety. Great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

Normally, at least 80% of the Large Cap Value Fund's assets will be invested in common stocks of large companies or securities convertible into common stocks of large companies (such as convertible bonds, convertible preferred stocks and warrants). Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A "large company" is one that has a market capitalization of greater than $5 billion at the time of investment. Assets means net assets, plus the amount of any borrowings for investment purposes.

Normally, the Small Cap Value Fund will invest at least 80% of its assets in common stocks of small companies or securities convertible into common stocks of small companies (such as convertible bonds, convertible preferred stocks and warrants). Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A "small company" is one that has a market capitalization of $2 billion or less at the time of investment. However, the Fund may invest a portion of its assets in common stocks of larger companies. Assets means net assets, plus the amount of any borrowings for investment purposes.

Balanced Fund

Investment Objective

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

Principal Investment Techniques and Strategies

Normally, the asset mix of the Balanced Fund will range between 40-75% in common stocks and securities convertible into common stocks, and 25-60% in preferred stocks, bonds and money market instruments. Moderate shifts between asset classes are made in an attempt to maximize returns or reduce risk.

The Fund attempts to achieve growth of capital through its investments in equity securities. The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks (such as convertible preferred stocks, convertible debt securities or warrants) of domestic issuers. The equity selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The fixed-income securities that the Fund may purchase include U.S. Government obligations and corporate debt securities (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stocks of domestic issuers. Corporate debt securities and preferred stock purchased by the Fund will be rated at the time of purchase in the four highest grades (Aaa, Aa, A or Baa) assigned by Moody's Investors Service, Inc. ("Moody's") or the four highest grades (AAA, AA, A or BBB) assigned by Standard & Poor's Ratings Group ("S&P") or will be determined by Dean Investment Associates to be of comparable quality if unrated.

The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments. The money market instruments that the Fund may purchase consist of short-term (i.e., maturing in one year or less from the date of purchase) dollar-denominated debt obligations which (1) are U.S. Government obligations,
(2) are issued by domestic banks, or (3) are issued by domestic corporations. Debt obligations issued by domestic banks or corporations and purchased by the Fund will be rated at least Prime-2 by Moody's or A-2 by S&P, will have an outstanding issue of debt securities rated at least A by Moody's or S&P, or will be of comparable quality in the opinion of Dean Investment Associates. Money market instruments also include repurchase agreements collateralized by U.S. Government obligations and shares of money market funds.

International Value Fund

Investment Objective

The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

Principal Investment Techniques and Strategies

Normally, at least 65% of the Fund's total assets will be invested in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies (such as convertible bonds, convertible preferred stocks and warrants). Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia. Under normal market conditions, investments will be made in a minimum of three countries other than the United States.

Dean Investment Associates has retained Newton to manage the investments of the International Value Fund. Individual stock selection decisions are based upon Newton's assessment of value based on fundamental research. Fundamental research includes a review of capitalization and valuation measures. Stocks are chosen that Newton believes sell at a discount to the company's true economic value. The stock selection process includes a review of enterprise value to sales, price/earnings relative to the local market, dividend coverage, dividend yield relative to the local market, and price to free cash flow. Preference is given to companies with strong balance sheets and histories of consistent profitability. This strategic framework guides the managers towards the sectors and company characteristics that they believe will lead to future out-performance of the Europe, Australia and Far East Index compiled by Morgan Stanley Capital International.

Over the longer term, stocks are selected that Newton expects to deliver superior earnings and dividend growth. This will often reflect the company's market position and pricing power. Newton looks for either a dominant position in a competitive market or a well protected niche. The goal is to be able to invest in these companies at valuation levels that do not reflect their future prospects so a wider view is used when analyzing a company's potential. Response to different phases of the market and economic cycle may be made, for instance, through varying the Fund's exposure to more cyclical companies ahead of an expected economic recovery. Other, more specific criteria may also generate some stock selection decisions.

When Newton believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge or cross-hedge some portion or all of this anticipated risk by entering into a forward foreign currency exchange contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. (A cross-hedge occurs when forward foreign currency exchange contracts are executed for a currency that has a high correlation with the currency that is being hedged.) It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

Investment Techniques and Strategies Applicable to All Funds

Preferred Stocks and Bonds. Each Fund may invest in preferred stocks and bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or are determined by its investment advisor to be of comparable quality if unrated. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates or Newton will consider such an event in its determination of whether the Fund should continue to hold such security.

Foreign Securities. Each Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments for the Large Cap Value Fund, the Small Cap Value Fund, or the Balanced Fund, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests.

Real Estate Securities. The Funds may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests in real estate or readily marketable securities issued by companies that invest in real estate or interests in real estate. The Funds may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will invest in commercial paper only if it is rated within the 2 top ratings of either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2), or which, in the opinion of the investment adviser, it is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding 7 days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the investment adviser, such note is liquid.

Temporary Defensive Position. When Dean Investment Associates, or with respect to the International Value Fund, Newton, believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or believes it is otherwise warranted, each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market funds or repurchase agreements collateralized by U.S. Government obligations. When and to the extent a Fund assumes such a temporary defensive position, it may not be able to pursue or achieve its investment objective.

Principal Investment Risks Applicable to All Funds

Market Risk and Interest Rate Risk. Investments in fixed-income and equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates and Newton. Fixed-income securities, and equity securities to a lesser extent, are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of each Fund will fluctuate.

Preferred Stocks and Bonds. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances that have a negative impact on the issuer are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Foreign Securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in foreign courts. Depository receipts that are not sponsored by the issuer may be less liquid. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Principal Investment Risks Applicable to the Small Cap Value Fund

Small Companies. The Small Cap Value Fund may invest a significant portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Principal Investment Risks Applicable to the Balanced Fund

Balanced Investment Strategy. Because the Balanced Fund intends to allocate its assets among equity securities and fixed-income securities, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. Likewise, because a portion of the Fund's portfolio will normally consist of fixed-income securities, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. It should be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than money market instruments.

Investors should be aware that the investment results of the Balanced Fund depend upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities and fixed-income securities. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully. There can be no assurance that Dean Investment Associates will correctly anticipate relative asset class performance in the future on a consistent basis. Investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant stock market advance or if a major portion of its assets were invested in stocks during a major decline.

Principal Investment Risks Applicable to the International Value Fund

Foreign Currencies. The International Value Fund may hold investments that are denominated in a currency other than the U.S. dollar. These investments are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The International Fund may try to hedge these risks by investing in foreign currencies, currency futures contracts and options thereon, forward foreign currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The International Value Fund presently intends to limit its investments in emerging market countries to no more than 10% of its net assets. The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund will not invest in emerging market countries.

BUYING FUND SHARES

You may open an account with the Funds by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Account options and minimum investment amounts are detailed below.

----------------------------------------------------------------------- ---------------------------------------------------
                           Account Options                                                           Minimum Investment
                                                                                                        Requirements
Regular Accounts

Tax-Deferred Retirement Plans                                                                       Initial     Additional
                                                                                                    -------     ----------

                                                                                Regular Accounts    $1,000         None
Traditional IRA
Assets grow tax-deferred and contributions may be deductible.                   Tax-Deferred        $250           None
Withdrawals and distributions are taxable in the year made.                     Retirement Plans

Roth IRA                                                                        Automatic Investment
An IRA with tax-free growth of assets and distributions, if                     Plans:
certain  conditions are met. Contributions are not deductible.
                                                                                Regular Accounts    $50             $50
Education IRA
An IRA with tax-free growth of assets and tax-free withdrawals for              Tax-Deferred        $50             $50

qualified higher education expenses.  Contributions are not                     Retirement Plans
deductible.

IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.
You may also open accounts for:
-    Keogh Plans for self-employed individuals
- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

Automatic Investment Plan

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month or both. The Funds pay the costs associated with these transfers, but reserve the right, upon 30 days' written notice, to make reasonable charges for this service.


----------------------------------------------------------------------- ---------------------------------------------------
----------------------------------------------------------------------- ---------------------------------------------------
Direct Deposit Plans

You may purchase shares of the Funds through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds.

----------------------------------------------------------------------- ---------------------------------------------------


Opening a New Account Directly with the Funds. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the Fund(s) and type of account(s) you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class of shares you wish to purchase, we will invest your money in Class A shares.

2. Write a check for your initial investment to "Dean Family of Funds." Mail your completed Account Application and your check to the following address:

                              Dean Family of Funds
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                        Indianapolis, Indiana 46206-6110

Opening a New Account through a Broker Dealer. You may also open an account through a broker-dealer that has a sales agreement with the Trust's principal underwriter, 2480 Securities LLC (the "Underwriter"). Since your broker-dealer may charge you fees other than those described in this Prospectus for his or her services you should ask your broker-dealer about fees before investing.

Adding to Your Account. You may make additional purchases for your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. (Ask your broker-dealer about any fees for his or her services.) Use the address above for additional purchases by mail, and call us c/o our transfer agent, Unified Fund Services, Inc. (the "Transfer Agent"), at 888-899-8343 for wiring instructions. Your additional purchase requests must contain your name and account number to permit proper crediting.

Miscellaneous. In connection with all purchases of Fund shares, we observe the following policies and procedures:

o We price direct purchases based on the next public offering price (net asset value plus applicable sales load) or net asset value ("NAV") calculated after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of trading on the New York Stock Exchange on any business day, generally 4:00 p.m., Eastern time, are effected at that day's public offering price or NAV. Purchases orders received by broker-dealers prior to the close of trading of the regular session on the New York Stock Exchange on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are effected at that day's public offering price or NAV.

o    We  do  not  accept  cash,   travelers  checks  or  money  orders  for  any
     investments. We normally do not accept third party checks or counter checks.

o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

o    We may refuse to accept any purchase request for any reason or no reason.

o We mail you confirmations of all your purchases or redemptions of Fund shares.

o    Certificates representing shares are not issued.

o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in connection with the transaction.

o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

Choosing a Share Class

The Funds offers two classes of shares: Class A shares and Class C shares. These Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances.

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. You should consider Class A shares if you prefer to pay an initial sales load. In addition, Class A shares are subject to lower ongoing expenses than are Class C shares over the term of the investment.

As an alternative, Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund. Any investment return on these investments may partially or wholly offset the higher annual expenses; however, because a Fund's future return cannot be predicted, there can be no assurance that this would be the case.

You should also consider the effect of any contingent deferred sales load and Rule 12b-1 fees in the context of your investment timeline. Class C shares and certain Class A shares, such as Class A shares purchased without an initial sales load are subject to a 1.00% contingent deferred sales load if redeemed within one year of purchase. Class C shares are also subject to a 1.00% annual 12b-1 fee, while Class A shares are subject to only a .25% annual 12b-1 fee. Please note that Class C shares will automatically convert to Class A shares after approximately 6 years.

Set forth below is a chart comparing the sales loads and 12b-1 fees applicable to each Class of shares:

CLASS         SALES LOAD                              12b-1 FEE
----------------------------------------------------------------

A             Maximum 5.54% initial                      0.25%
              sales load (as a percentage of
              net asset value)

              The sales load is reduced for
              purchases of $25,000 and
              over; shares sold without an
              initial sales load are generally
              subject to a 1.00% contingent
              deferred sales load during first
              year.
----------------------------------------------------------------

C             1.00% contingent deferred                  1.00%
              sales load during first year
----------------------------------------------------------------

If you are investing $500,000 or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses are lower. Therefore, any purchase of $500,000 or more is automatically invested in Class A Shares.

The following table illustrates the initial sales load breakpoints for the purchase of Class A shares:
                                    Sales Load as % of:
                                    ------------------            Dealer
                                    Public           Net          Reallowance
                                    Offering         Asset        as % of Public
Amount of Investment                Price            Value        Offering Price
--------------------                -----            -----        --------------
Less than $25,000                   5.25%            5.54%             4.75%
$25,000 but less than $50,000       4.50             4.71              4.00
$50,000 but less than $100,000      3.75             3.90              3.25
$100,000 but less than $250,000     3.00             3.09              2.50
$250,000 but less than $500,000     2.25             2.30              2.00
$500,000 or more*                   None             None              None

o There is no front-end sales load on purchases of $500,000 or more but a contingent deferred sales load of up to 1.00% may apply with respect to Class A shares if a commission was paid by the Underwriter to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

Contingent Deferred Sales Load for Certain Purchases of Class A Shares. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV (or shares into which such Class A shares were exchanged). The contingent deferred sales load is imposed if:

o the shareholder redeems the shares within one year from the date of purchase,
o the Underwriter paid a commission on the purchase of the shares to an unaffiliated dealer, and
o the shareholder purchased the shares at NAV because:
        o the purchase totaled $500,000 or more or
        o the purchase was made by a qualified retirement plan with more than 100 participants.

The contingent deferred sales load will be paid to the Underwriter. It will equal the commission percentage paid by the Underwriter to the unaffiliated dealer times the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. The commission percentage paid by the Underwriter to the unaffiliated dealer will be 1.00%, 0.75% or 0.50%, depending on the amount of purchase.

If a purchase of Class A shares is subject to the contingent deferred sales load, the confirmation you receive for such purchase will indicate that a contingent deferred sales load may be applicable.

Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load. An exchange of such Class A shares into another Dean Fund will not trigger the imposition of the contingent deferred sales load at the time of such exchange. The Fund will "tack" the period for which such Class A shares were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege".

Reduced Sales Load. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of a Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

Purchases at Net Asset Value. Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of a Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

In addition, Class A shares of a Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers and financial planners may also purchase Class A shares at NAV if their investment adviser or financial planner has made appropriate arrangements with the Trust and the Underwriter. The investment adviser or financial planner must notify the Fund that an investment qualifies as a purchase at NAV.

Class A shares may also be purchased at NAV by organizations  that qualify under section 501(c)(3) of the Internal Revenue Code as exempt from Federal income taxes, their employees, alumni and benefactors, and family members of such individuals, and by qualified retirement plans with greater than 100 participants whose broker of record is not affiliated with the Adviser or the Underwriter and has made appropriate arrangements with the Funds.

Trustees, directors, officers and employees of the Trust, Dean Investment Associates, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

                                Class C Shares

Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in a Fund. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

Conversion to Class A Shares. Class C shares will convert automatically to Class A shares, based on the relative NAVs of the shares on the conversion date, approximately 6 years after the date of your original purchase of the Class C shares. Class C shares that you have acquired through automatic reinvestment of dividends and distributions will be converted in proportion to the total number of Class C shares you have purchased and own.

Additional Information about Contingent Deferred Sales Loads

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the load, including death certificates or physicians' certificates. The contingent deferred sales load is also waived for any partial or complete redemption of shares purchases by qualified retirement plans where the broker of record and the Underwriter have agreed to such waiver.

All sales loads imposed on redemptions are paid to the Underwriter. In determining whether the contingent deferred sales load is payable under each Class of shares, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40.

DISTRIBUTION PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted two separate plans of distribution under which each class of shares of a Fund may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares, including:

o payments to securities dealers and other persons, including the Underwriter and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares;
o expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust;
o expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;
o expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;
o expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
o any other expenses related to the distribution of each class of shares of the Fund.

The annual limitation for payment of expenses pursuant to the Class A Plan is ..25% of each Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of each Fund's average daily net assets allocable to Class C shares.

The payments permitted by the Class C Plan fall into two categories. First, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed .75% per year of each Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses as described above. The Class C Plan also provides for the payment of an account maintenance fee of up to .25% per year of each Fund's average daily net assets allocable to Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. The Underwriter may make payments to dealers and other persons in an amount up to .75% per year of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

In the event a Plan is terminated by the Trust in accordance with its terms, a Fund will not be required to make any payments for expenses previously covered by the Plan that are incurred after the date the Plan terminates.

REDEEMING YOUR SHARES

To redeem your shares, send a written request to our Transfer Agent, Unified Fund Services, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                              Dean Family of Funds
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                        Indianapolis, Indiana 46206-6110

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the next NAV calculated after we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a processing fee. We reserve the right to change the processing fee upon 30 days' notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to your designated account.

-----------------------------------------------

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

-----------------------------------------------

A signature guarantee is required for any redemption that is $25,000 or more, that is mailed to an address other than your address of record or that is required within thirty days of a change in the name(s) or address on your account.

Additional Information About Accounts and Redemptions

Small Accounts. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $1,000 (or $250 for a retirement account). If the account remains under $1,000 (or $250 for a retirement account) 30 days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

Automatic Withdrawal Plan. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal program that allows you to withdraw a fixed amount from your account each month, calendar quarter or year. Under the program, we send withdrawals to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal program.

Reinvestment Privilege. If you have redeemed shares of a Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per year.

Miscellaneous. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.
o We may delay mailing redemption proceeds for up to 7 days (most redemption proceeds are mailed within 3 days after receipt of a request).
o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind", see the Statement of Additional Information for further discussion).

EXCHANGE PRIVILEGE

You may exchange shares of the Funds for each other or for shares of other funds that have made appropriate arrangements with the Underwriter.

                                                                                 For Shares of Other Funds
        Shares of Dean Funds                    For Shares of             That Have Made Appropriate Arrangements
       That You May Exchange                  Other Dean Funds                      with the Underwriter
------------------------------------- ---------------------------------- -------------------------------------------
Class A shares of a Dean               Class A shares of any other        o Class A shares of such other
Fund that are not subject to           Dean Fund                            funds that are not subject to a
a contingent deferred sales                                                 contingent deferred sales load
load                                                                      o Shares of such money market
                                                                            funds
...................................... .................................. ...........................................
Class A shares of a Dean               Shares of any other Dean           Shares of such other funds that are
Fund that are subject to a             Fund that are subject to a         subject to a contingent deferred
contingent deferred sales              contingent deferred sales          sales load
load*                                  load
...................................... .................................. ...........................................
Class C shares of a Dean               Shares of any other Dean           Shares of such other funds that are
Fund*                                  Fund that are subject to a         subject to a contingent deferred sales
                                       contingent deferred sales          deferred sales load
                                       load
...................................... .................................. ...........................................

o Exchanges involving Class A shares of a Dean Fund that are subject to a contingent deferred sales load and exchanges involving Class C shares of a Dean Fund will be made on the basis of relative net asset value per share.

A Fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

Class C shares of a Fund, purchased by a qualified retirement plan whose broker of record is not affiliated with the Adviser or the Underwriter and that has made appropriate arrangements with the Fund, may be exchanged for Class A shares of a Fund on the earlier of the date that the value of such plan's assets first equals or exceeds $5 million or that is ten years after the date of the initial purchase of the shares to be exchanged.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute a transaction by telephone (for example during times of unusual market activity), you should consider requesting the exchange by mail or by visiting the Trust's offices at 2480 Kettering Tower, Dayton, Ohio 45423. An exchange will be effected at the next determined net asset value after receipt of your request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in the your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.

DIVIDENDS AND DISTRIBUTIONS

The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

         Share Option - income  distributions  and capital  gains  distributions reinvested in additional shares.

         Income Option - income  distributions  and  short-term  capital  gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option - income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in the account at the then-current net asset value and the account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

Any dividend or capital gains distribution you receive in cash from any Fund may be returned within 30 days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. You or your dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES

Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income and from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations are generally taxed as ordinary income or loss.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

The Funds' use of hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques and may also result in the application of the mark-to-market and straddle provisions of the Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS

The Funds are diversified series of the Dean Family of Funds, an open-end management investment company organized as an Ohio business trust on December 18, 1996. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retains various organizations to perform specialized services for the Funds.

The Funds retain Dean Investment Associates, 2480 Kettering Tower, Dayton, Ohio 45423 to manage the Funds' investments. Dean Investment Associates is an independent investment counsel firm which has been advising individual, institutional and corporate clients since 1972. The firm manages approximately $750 million for clients worldwide. Currently, Dean Investment Associates has 60 employees which include four Chartered Financial Analysts (CFA), eight Certified Public Accountants (CPA) and two Certified Financial Planner (CFP). Dean Investment Associates is Dayton, Ohio's largest independent investment manager.

The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pays Dean Investment Associates a fee for its services equal to the annual rate of 1.00% of the average value of its daily net assets. The International Value Fund pays Dean Investment Associates a fee for its services equal to the annual rate of 1.25% of the average value of its daily net assets.

Thomas A. Giles, CFA, Vice President and Chief Investment Officer, joined Dean Investment Associates as a Senior Equity Strategist and Assistant Director of Portfolio Management in April, 2000. One of his responsibilities is the day-to-day management of the following portfolios in the Dean Family of Funds:
Large Cap Value Fund since September 1, 2000, Small Cap Value Fund since August 1, 2001, and Balanced Fund since May 14, 2001. Prior to joining Dean Investment Associates, he was a Vice President with Tom Johnson Investment Management in Oklahoma City where he served as Portfolio Manager and Director of Research for the past 11 years. He received his B.B.A. in statistics - with honors - and a M.B.A. in Finance from the University of Texas at Austin. He is the past President and Director of the Oklahoma Society of Financial Analysts. He earned the designation of Chartered Financial Analyst (CFA) in 1984.

John A. Appleby, CFA joined Dean Investment Associates in April, 2002 as the Small Cap Value Portfolio Manager. Effective June 1, 2002, one of Mr. Appleby's responsibilities is the day-to-day management of the Small Cap Value Fund. Prior to joining Dean Investment Associates, Mr. Appleby was the Senior Portfolio Manager for City National Investment Advisors where he oversaw the investment process, equity analysis and portfolio management for $300 million in assets for eighteen months. Prior to joining City National Investment Advisors, he served as Senior Portfolio Manager for Palley Needelman Asset Management. He has 13 years of experience as an analyst or portfolio manager. He received his B.S. in Finance and his M.B.A. from the University of Southern California. He was awarded the CFA designation in 1992, and is a member of the Association for Investment Management and Research (AIMR).

Newton Capital Management Ltd., 71 Queen Victoria Street, London, England EC4V 4DR ("Newton"), has been retained by Dean Investment Associates to manage the investments of the International Value Fund. Newton is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. Newton is affiliated with Newton Investment Management Ltd., an English investment advisory firm that has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays Newton a fee for its services equal to the rate of .50% of the average value of the International Value Fund's daily net assets.

Paul Butler is a Director of Investment Management - International Equities at Newton and is primarily responsible for managing the portfolio of the International Value Fund. Mr. Butler graduated from Cambridge University in 1986 with a degree in Natural Sciences and joined Newton in 1987. Mr. Butler worked as an International Equities analyst for five years before becoming a Portfolio Manager in 1992 and now is Leader of the International equities team.

2480  Securities  Limited  Liability  Company,  d/b/a 2480  Securities LLC, 2480
Kettering Tower, Dayton, Ohio 45423 (the "Underwriter"), an affiliate of Dean Investment Associates, serves as principal underwriter for the Funds and is the exclusive agent for the distribution of shares of the Funds.

CALCULATION  OF SHARE PRICE AND PUBLIC OFFERING PRICE

On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares is determined as of the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected.

Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets, which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of such Fund may be significantly affected by trading on days when the Trust is not open for business.

The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

Portfolio securities are valued as follows:

(1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price;

(2) securities traded in the over-the-counter market, that are not quoted by NASDAQ are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities;

(3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market;

(4) U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities;

(5) securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange; and

(6) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

If an event that may change the value of a security held in a Fund's portfolio occurs after the closing of the applicable market, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the market quotation and may affect the calculation of the Fund's net asset value.

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.


DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                    From (c)
                                             Year Ended (d)       Year Ended      Year Ended     Year Ended        Inception
                                                March 31,         March 31,       March 31,       March 31,         Through
                                                  2002              2001            2000            1999        March 31, 1998
                                           ------------------- ---------------- -------------- -----------------------------------

Net asset value, beginning of period                   $11.97           $11.11         $10.65          $12.21              $10.00
                                           ------------------- ---------------- -------------- -----------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                        (0.06)             0.02           0.01            0.05                0.03
   Net realized and unrealized gains
      (losses) on
investments                                              0.12             0.97           0.46          (1.44)                2.36
                                           ------------------- ---------------- -------------- -----------------------------------
Total from investment operations                         0.06             0.99           0.47          (1.39)                2.39
                                           ------------------- ---------------- -------------- -----------------------------------

Less distributions:

   From net investment income                               -           (0.13)         (0.01)          (0.05)              (0.03)

   From net realized gains                             (1.28)                -              -          (0.12)              (0.15)
                                           ------------------- ---------------- -------------- -----------------------------------
Total distributions                                    (1.28)           (0.13)         (0.01)          (0.17)              (0.18)
                                           ------------------- ---------------- -------------- -----------------------------------

Net asset value, end of period                         $10.75           $11.97         $11.11          $10.65              $12.21
                                           =================== ================ ============== ===================================

Total Return  (b)                                       0.17%            9.03%          4.38%        (11.48)%              24.11%
                                           =================== ================ ============== ===================================

Net assets, end of period                         $15,204,763      $14,247,739    $10,134,912      $9,315,112          $7,669,807
                                           =================== ================ ============== ===================================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          1.91%            2.23%          2.11%           2.29%            2.72%(a)
   After fee waivers and/or
      reimbursements by Adviser                         1.85%            1.85%          1.85%           1.85%            1.84%(a)
Ratio of net investment income (loss)
     to average net assets                            (0.52)%            0.19%          0.02%           0.46%            0.30%(a)
Portfolio turnover rate                                  102%             103%            71%             55%              54%(a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (May 28, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.






DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                  From (c)
                                             Year Ended (d)      Year Ended     Year Ended     Year Ended         Inception
                                                March 31,        March 31,       March 31,      March 31,          Through
                                                  2002              2001           2000           1999         March 31, 1998
                                           ------------------- -------------- --------------- --------------- -------------------

Net asset value, beginning of period                 $  11.59       $  10.71        $  10.57       $  12.16         $     10.76
                                           ------------------- -------------- --------------- --------------- -------------------
Income (loss) from investment operations:

   Net investment income (loss)                        (0.14)         (0.04)          (0.03)         (0.02)              (0.01)
   Net realized and unrealized gains

      (losses) on investments                            0.12           0.93            0.18         (1.45)                1.56
                                           ------------------- -------------- --------------- --------------- -------------------
Total from investment operations                       (0.02)
                                                                        0.89            0.15         (1.47)                1.55
                                           ------------------- -------------- --------------- --------------- -------------------

Less distributions:

   From net investment income                               -         (0.01)          (0.01)              -                   -

   From net realized gains                             (1.28)              -               -         (0.12)              (0.15)
                                           ------------------- -------------- --------------- --------------- -------------------
Total distributions                                    (1.28)
                                                                      (0.01)          (0.01)         (0.12)              (0.15)
                                           ------------------- -------------- --------------- --------------- -------------------

Net asset value, end of period                       $  10.29       $  11.59        $  10.71       $  10.57         $     12.16
                                           =================== ============== =============== =============== ===================

Total Return (b)                                      (0.52)%          8.35%           1.38%       (12.12)%              14.63%
                                           =================== ============== =============== =============== ===================

Net assets, end of period                            $907,393       $441,646        $511,730       $531,871        $    136,237
                                           =================== ============== =============== =============== ===================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          3.03%          4.37%           4.04%          8.53%           52.73%(a)
   After fee waivers and/or
      reimbursements by Adviser                         2.60%          2.60%           2.60%          2.60%            2.59%(a)
Ratio of net investment income (loss)
     to average net assets                            (1.28)%        (0.56)%         (0.22)%        (0.31)%          (0.55)%(a)
Portfolio turnover rate                                  102%           103%             71%            55%              54%(a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (August 19, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.




DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                    From (c)
                                           Year Ended (d)       Year Ended       Year Ended      Year Ended         Inception
                                              March 31,         March 31,        March 31,       March 31,           Through
                                                2002               2001             2000            1999         March 31, 1998
                                         ------------------- ---------------- ---------------- ---------------- -------------------

Net asset value, beginning of period              $   10.40        $    8.95        $    9.15       $   12.84         $     10.00
                                         ------------------- ---------------- ---------------- ---------------- -------------------
Income (loss) from investment operations:

   Net investment income (loss)                        0.03             0.08             0.14            0.08                0.03
   Net realized and unrealized gains
   (losses) on investments                             2.97             1.44           (0.19)          (3.03)                3.30
                                         ------------------- ---------------- ---------------- ---------------- -------------------
Total from investment operations
                                                       3.00             1.52           (0.05)          (2.95)                3.33
                                         ------------------- ---------------- ---------------- ---------------- -------------------
                                         ------------------- ---------------- ---------------- ---------------- -------------------

Less distributions:

   From net investment income                        (0.03)           (0.07)           (0.15)          (0.06)              (0.02)

   From net realized gains                                -                -                -          (0.68)              (0.47)
                                         ------------------- ---------------- ---------------- ---------------- -------------------
Total distributions
                                                     (0.03)           (0.07)           (0.15)          (0.74)              (0.49)
                                         ------------------- ---------------- ---------------- ---------------- -------------------

Net asset value, end of period                    $   13.37        $   10.40        $    8.95       $    9.15         $     12.84
                                         =================== ================ ================ ================ ===================

Total Return  (b)                                    28.88%           16.94%          (0.53)%        (23.39)%              33.86%
                                         =================== ================ ================ ================ ===================

Net assets, end of period                      $ 21,187,653     $ 16,208,623     $ 13,333,607    $ 15,479,055       $  19,437,554
                                         =================== ================ ================ ================ ===================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        1.84%            2.40%            1.92%           1.89%            1.98%(a)
   After fee waivers and/or
      reimbursements by Adviser                       1.84%            1.85%            1.85%           1.85%            1.84%(a)
Ratio of net investment income (loss)
     to average net assets                            0.26%            0.79%            1.49%           0.83%            0.35%(a)
Portfolio turnover rate                                 67%              54%              90%             79%              62%(a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (May 28, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                   From (c)
                                           Year Ended (d)      Year Ended      Year Ended       Year Ended         Inception
                                             March 31,         March 31,        March 31,       March 31,           Through
                                                2002              2001            2000             1999         March 31, 1998
                                         ------------------ ---------------- --------------- ---------------- -------------------

Net asset value, beginning of period             $   10.20        $    8.80       $    9.05        $   12.79         $     10.95
                                         ------------------ ---------------- --------------- ---------------- -------------------
Income (loss) from investment operations:

   Net investment income (loss)                     (0.06)             0.03          (0.01)             0.01              (0.02)
   Net realized and unrealized gains

      (losses) on investments                         2.91             1.44          (0.09)           (3.03)                2.33
                                         ------------------ ---------------- --------------- ---------------- -------------------
Total from investment operations
                                                      2.85             1.47          (0.10)           (3.02)                2.31
                                         ------------------ ---------------- --------------- ---------------- -------------------

Less distributions:

   From net investment income                            -           (0.07)          (0.15)           (0.04)                   -

   From net realized gains                               -                -               -           (0.68)              (0.47)
                                         ------------------ ---------------- --------------- ---------------- -------------------
Total distributions
                                                         -           (0.07)          (0.15)           (0.72)              (0.47)
                                         ------------------ ---------------- --------------- ---------------- -------------------

Net asset value, end of period                   $   13.05        $   10.20       $    8.80        $    9.05         $     12.79
                                         ================== ================ =============== ================ ===================

Total Return (b)                                    27.94%           16.66%         (1.11)%         (24.00)%              21.63%
                                         ================== ================ =============== ================ ===================

Net assets, end of period                       $  797,669       $  683,137     $ 2,344,244      $ 2,560,618       $   1,392,036
                                         ================== ================ =============== ================ ===================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                       3.69%            3.18%           2.32%            2.70%            6.41%(a)
   After fee waivers and/or
      reimbursements by Adviser                      2.60%            2.31%           2.31%            2.60%            2.59%(a)
Ratio of net investment income (loss)
     to average net assets                         (0.49)%            0.35%         (0.31)%            0.17%          (0.42)%(a)
Portfolio turnover rate                                67%              54%             90%              79%              62%(a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (August 1, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                    From (c)
                                           Year Ended (d)       Year Ended      Year Ended       Year Ended        Inception
                                             March 31,          March 31,        March 31,       March 31,          Through
                                                2002               2001            2000             1999        March 31, 1998
                                        -------------------- ---------------------------------------------------------------------

Net asset value, beginning of period              $   10.92        $   10.16        $   10.75       $   11.55         $     10.00
                                        -------------------- ---------------------------------------------------------------------
Income (loss) from investment operations:

   Net investment income (loss)                        0.09             0.20             0.28            0.19                0.17
   Net realized and unrealized gains

      (losses) on investments                        (0.26)             0.98           (0.66)          (0.56)                1.62
                                        -------------------- ---------------------------------------------------------------------
Total from investment operations
                                                     (0.17)             1.18           (0.38)          (0.37)                1.79
                                        -------------------- ---------------------------------------------------------------------

Less distributions:

   From net investment income                        (0.10)           (0.19)           (0.21)          (0.19)              (0.16)

   From net realized gains                           (0.50)           (0.23)                -          (0.24)              (0.08)
                                        -------------------- ---------------------------------------------------------------------
Total distributions
                                                     (0.60)           (0.42)           (0.21)          (0.43)              (0.24)
                                        -------------------- ---------------------------------------------------------------------

Net asset value, end of period                    $   10.15        $   10.92        $   10.16       $   10.75         $     11.55
                                        ==================== =====================================================================

Total Return  (b)                                   (1.75)%           11.93%          (3.52)%         (3.22)%              18.07%
                                        ==================== =====================================================================

Net assets, end of period                      $ 12,509,111     $ 12,453,481      $ 8,606,480    $ 10,391,582       $   7,262,670
                                        ==================== =====================================================================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        2.01%            2.04%            2.13%           2.09%            2.60%(a)
   After fee waivers and/or
      reimbursements by Adviser                       1.85%            1.84%            1.85%           1.85%            1.84%(a)
Ratio of net investment income (loss)
     to average net assets                            0.88%            1.89%            2.63%           1.79%            1.85%(a)
Portfolio turnover rate                                 86%              66%             196%             60%              64%(a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (May 28, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.



DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                    From (c)
                                           Year Ended (d)       Year Ended      Year Ended       Year Ended        Inception
                                              March 31,         March 31,        March 31,        March 31,         Through
                                                2002               2001            2000             1999        March 31, 1998
                                        ------------------------------------------------------------------------------------------

Net asset value, beginning of period               $   10.40       $   10.00        $   10.73        $   11.52        $     10.71
                                        ------------------------------------------------------------------------------------------
Income (loss) from investment operations:

   Net investment income (loss)                            -            0.12           (0.22)             0.11               0.07
   Net realized and unrealized gains

     (losses) on investments                          (0.23)            0.95           (0.34)           (0.55)               0.92
                                        --------------------- ---------------------------------------------------------------------
Total from investment operations                      (0.23)
                                                                        1.07           (0.56)           (0.44)               0.99
                                        ------------------------------------------------------------------------------------------

Less distributions:

   From net investment income                         (0.04)          (0.12)           (0.17)           (0.11)             (0.10)

   From net realized gains                            (0.50)          (0.55)                -           (0.24)             (0.08)
                                        --------------------- ---------------------------------------------------------------------
Total distributions                                   (0.54)
                                                                      (0.67)           (0.17)           (0.35)             (0.18)
                                        ------------------------------------------------------------------------------------------

Net asset value, end of period                     $    9.63       $   10.40        $   10.00        $   10.73        $     11.52
                                        ==========================================================================================

Total Return (b)                                     (2.38)%          11.03%          (5.24)%          (3.81)%              9.37%
                                        ==========================================================================================

Net assets, end of period                        $ 1,205,394      $  485,234      $ 1,291,000      $ 1,885,376      $   1,083,890
                                        ==========================================================================================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                         4.01%           2.73%            2.74%            3.14%           7.39%(a)
   After fee waivers and/or
      reimbursements by Adviser                        2.60%           2.60%            2.60%            2.60%           2.59%(a)
Ratio of net investment income (loss)
     to average net assets                             0.00%           1.14%          (2.13)%            1.04%           0.99%(a)
Portfolio turnover rate                                  86%             66%             196%              60%             64%(a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (August 1, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.


DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS  - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                   From (c)
                                             Year Ended (d)      Year Ended      Year Ended      Year Ended        Inception
                                                March 31,        March 31,       March 31,       March 31,          Through
                                                  2002              2001            2000            1999        March 31, 1998
                                           --------------------------------------------------------------------------------------

Net asset value, beginning of period                $    9.96       $   20.11       $   12.41       $   11.76        $     10.00
                                           --------------------------------------------------------------------------------------
Income (loss) from investment operations:

   Net investment income (loss)                        (0.06)          (0.11)          (0.13)          (0.01)             (0.05)
   Net realized and unrealized gains
(losses)

      on investments                                   (0.71)          (5.88)            8.50            0.69               1.81
                                           --------------------------------------------------------------------------------------
Total from investment operations
                                                       (0.77)          (5.99)            8.37            0.68               1.76
                                           --------------------------------------------------------------------------------------

Less distributions:

   From net investment income                          (0.01)          (0.01)               -               -                  -

   From net realized gains                                  -          (4.15)          (0.67)          (0.03)                  -
                                           --------------------------------------------------------------------------------------
Total distributions
                                                       (0.01)          (4.16)          (0.67)          (0.03)                  -
                                           --------------------------------------------------------------------------------------

Net asset value, end of period                      $    9.18       $    9.96       $   20.11       $   12.41        $     11.76
                                           ======================================================================================

Total Return  (b)                                     (7.77)%        (30.61)%          69.26%           5.82%             17.60%
                                           ======================================================================================

Net assets, end of period                        $ 12,078,887    $ 14,614,461    $ 19,605,996     $ 5,981,899      $   1,295,896
                                           ======================================================================================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                          2.73%           2.26%           2.89%           4.25%          16.66%(a)
   After fee waivers and/or
      reimbursements by Adviser                         2.10%           2.06%           2.09%           2.09%           2.04%(a)
Ratio of net investment income (loss)
     to average net assets                            (0.67)%         (0.72)%         (0.82)%         (0.70)%         (1.30)%(a)
Portfolio turnover rate                                  121%            146%            157%            100%            109%(a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (October 13, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.



DEAN FAMILY OF FUNDS
INTERNATIONAL VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                    From (c)
                                            Year Ended (d)      Year Ended      Year Ended       Year Ended        Inception
                                              March 31,         March 31,       March 31,        March 31,          Through
                                                 2002              2001            2000             1999        March 31, 1998
                                          ------------------ -------------------------------- ------------------------------------

Net asset value, beginning of period              $    9.88        $   19.76       $   12.28        $   11.72         $      9.89
                                          ------------------ -------------------------------- ------------------------------------
Income (loss) from investment operations:

   Net investment income (loss)                      (0.12)           (0.21)          (0.24)           (0.10)              (0.04)
   Net realized and unrealized gains
     (losses) on
investments                                          (0.70)           (5.78)            8.43             0.69                1.87
                                          ------------------ -------------------------------- ------------------------------------
Total from investment operations
                                                     (0.82)           (5.99)            8.19             0.59                1.83
                                          ------------------ -------------------------------- ------------------------------------

Less distributions:

   From net investment income                             -           (0.01)               -                -                   -

   From net realized gains                                -           (3.88)          (0.71)           (0.03)                   -
                                          ------------------ -------------------------------- ------------------------------------
Total distributions
                                                          -           (3.89)          (0.71)           (0.03)                   -
                                          ------------------ -------------------------------- ------------------------------------

Net asset value, end of period                    $    9.06        $    9.88       $   19.76        $   12.28         $     11.72
                                          ================== ================================ ====================================

Total Return (b)                                    (8.30)%         (30.90)%          68.54%            5.07%              18.50%
                                          ================== ================================ ====================================

Net assets, end of period                        $  840,398      $ 1,326,365     $ 1,902,892      $ 1,453,569        $     87,249
                                          ================== ================================ ====================================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                        4.16%            2.72%           3.53%            5.91%           58.89%(a)
   After fee waivers and/or
      reimbursements by Adviser                       2.85%            2.72%           2.71%            2.84%            2.82%(a)
Ratio of net investment income (loss)
     to average net assets                          (1.30)%          (1.40)%         (1.61)%          (1.23)%          (1.94)%(a)
Portfolio turnover rate                                121%             146%            157%             100%             109%(a)

(a) Annualized
(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.
(c) Represents the period from the initial public offering of shares
    (November 6, 1997) through March 31, 1998.
(d) Net investment income (loss) is based on average shares outstanding during the year.

THIS IS NOT PART OF THE PROSPECTUS

DEAN PRIVACY POLICY

We recognize that our relationships with current and prospective clients are based on integrity and trust. We work hard to maintain your privacy and are very careful to preserve the private nature of our relationship with you. At the same time, the very nature of our business sometimes requires that we collect and share certain information about you with other organizations or companies. As such, we want you to be aware of how we handle personal information.

The following is a description of the policies of Dean regarding disclosure of nonpublic information that you provide to us or that we collect from other sources. You should know that if you hold shares of a Dean Family mutual fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary governs how your nonpublic personal information may be shared with unaffiliated third parties.

Categories of Information Dean Collects

In order to meet your needs in the course of tax return preparation, tax and financial planning, tax compliance, investment advising and as a mutual fund shareholder, Dean collects the following nonpublic personal information about you:

o Information that we receive from you or your authorized representative on applications or other forms, correspondence, conversations, or by other means (such as your name, address, phone number, social security number, assets, income and date of birth);
o Information that you have authorized us to receive from governmental agencies, employers or others;
o Information about your transactions with us, our affiliates, or others (such as your account number and balance, investments, parties to transactions, cost basis information, and other financial information); and
o    Information we collect when you visit our Internet website.

Categories of Information Dean Discloses

Dean does not disclose any nonpublic personal information about our customers or former customers, except as required or permitted by law. Dean is permitted by law to disclose all of the nonpublic personal information we collect to our services providers (such as the administrator and transfer agent to the Dean Family of Funds) to process your transactions and otherwise provide services to you.

Confidentiality and Security

Dean restricts access to your nonpublic personal information to those who require the information to provide products or services to you. Dean maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


This notice is provided by the following Dean companies: The Dean Family of Funds; C.H. Dean & Associates, Inc; 2480 Securities LLC; DRPS, Inc. and Dean, von Schoeler, McBride Inc.

DEAN Family Of Funds
2480 Kettering Tower
Dayton, Ohio 45423


Investment Adviser
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

Underwriter
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

Transfer Agent
UNIFIED FUND SERVICES, INC.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Shareholder Service
Nationwide: (Toll-Free) 888-899-8343

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-888-899-8343.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

File No. 811-7987